February 28, 2005

Keddem Bioscience Ltd

Tel-Aviv, Israel

Gentlemen,

We hereby consent the inclusion of our report of independent registered public accounting firm auditors of Keddem Bio-Science Ltd. as of December 31, 2004 and for the period from August 1, 2004 to the December 31, 2004, on Form 20-F of Compugen Ltd. as of December 31, 2004 and for the year then ended.

This consent is not to approve any inclusion of Keddem Bio-Science Ltd. audited financial statements in Compugen Form 20-F.

Sincerely,

Kesselman & Kesselman

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